Loss on Sale and Write-down of Vessels	6 Months Ended
Jun. 30, 2012
Loss on Sale and Write-down of Vessels [Abstract]
Loss on Sale and Write-down of Vessels
13.	Loss on Sale and Write-down of Vessels

During the three months ended June 30, 2012 the Partnership sold one of its conventional tankers for gross proceeds of $9.8 million, resulting in a loss of $2.2 million. The Partnership also received a fee from Teekay Corporation of $14.7 million relating to the early termination of the time-charter contract associated with this vessel.

During the three months ended June 30, 2012, the Partnership decided to sell a 1992-built shuttle tanker and thus wrote down the carrying value of the vessel to fair value, which was the estimated sale price of the vessel. The Partnership subsequently sold the vessel in early August 2012. The Partnership’s consolidated statement of (loss) income for the three and six months ended June 30, 2012 includes a $1.0 million write-down related to this vessel. The write-down is included within the Partnership’s shuttle tanker segment.

During the six months ended June 30, 2011, the Partnership determined that a 1993-built conventional tanker was impaired and wrote down the carrying value of the vessel to fair value, which was the estimated sale price of the vessel, due to a change in the operating plan for the vessel and a general decline in the fair market value of vessels. The Partnership’s consolidated statement of (loss) income for the three and six months ended June 30, 2011 includes write-downs of $8.2 million and $9.1 million, respectively, related to this vessel. The write-downs are included within the Partnership’s conventional tanker segment.